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[Aetna Logo]        Aetna Life Insurance & Annuity Company                                                     Aetna Marathon Plus
                    Home Office:  151 Farmington Avenue                                                     Group Variable Annuity
                    Hartford, Connecticut  06156-8022                                                         Contract Application
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Contract            1.   Name of Contract Holder
Holder                   (Firm)
Information         ---------------------------------------------------------------------------------------------------------------
Please print        2.   Address
                         (Address)
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                         City                                  State                                       Zip Code
                         (City)                                (State)                                     (Zip)
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                    3.   Tax Identification Number
                         (Tax Id)
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                    4.   Contract Effective Date
                         (Effective Date)
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                    5.   Type of Contract:              [X] Nonqualified          [X] IRA Rollover (IRC Section 408)

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                    6.   Special Requests

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                    7.   Will this contract change or replace any existing life insurance or annuity contract? |_| Yes {X} No
                         If yes, please provide carrier name, policy number and proposed cancellation date.

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                    I understand that (1) when based on the investment experience of a Separate Account, all payments and contract values are variable and are not guaranteed as to fixed dollar amount; and that (2) some payments made from the
                    ALIAC Guaranteed Account prior to the completion of a guaranteed term are subject to Market Value Adjustment which may result in a positive or negative adjustment to amounts payable. The length of these terms vary from one to ten years.

                    I acknowledge receipt of the Aetna Marathon Plus Variable Annuity Contract Prospectus dated _________ and all current prospectuses pertaining to the variable investment options under the contract.

                    [_]  Check here to receive a Statement of Additional Information.

                    Dated at ______________________ this ____ day of _______________ 19____.
                               City and State

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                    Contract Holder                            Title                                       Witness

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Agent's Note        Do you have any reason to believe any existing life insurance or annuity contracts will be modified or
                    replaced if this contract is issued?  [_]  Yes          [_]  No

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                    Signature of Agent

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Home Office Use     Errors and omissions may be corrected by a company agent number but no change in plan, classification, Only amount, or extra benefits can be made without written consent of the Contract Holder.

                    Accepted_________________
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